Exhibit 99.1

FOR IMMEDIATE RELEASE

Diversified Healthcare Trust Updates SHOP Performance

Recovery Continues but at an Uneven Pace

______________________________________________________________________________

Newton, MA (May 23, 2023): Diversified Healthcare Trust (Nasdaq: DHC) today provided an update of its Senior Housing Operating Portfolio, or SHOP, performance. DHC believes the SHOP performance comparison of the 2023 periods to the comparable pre-Covid periods in 2019 provides useful information for investors in evaluating the overall recovery in DHC’s performance.

Jennifer Francis, DHC’s President and Chief Executive Officer made the following statement:

“While the SHOP segment performance is generally improving, it remains inconsistent from month-to-month and difficult to predict. With $700 million of debt maturing over the next twelve months and the pace of the SHOP recovery being critical to our ability to refinance this debt, this uncertainty is one of the many reasons why we are confident that the previously announced merger with Office Properties Income Trust is the best path forward for DHC.”

Monthly Unaudited Results in DHC’s Total SHOP Comparable Properties:

•	April 2023 occupancy was 78.0%, 860 basis points below April 2019, and 40 basis points above March 2023.

•	April 2023 Resident Fees and Services revenue was $91.7 million, $10.9 million below April 2019, and $0.3 million below March 2023.

•	April 2023 net operating income, or NOI, was $9.0 million, $10.1 million below April 2019, and $4.6 million above March 2023.

•	April 2023 NOI margin was 9.9%, 880 basis points below April 2019, and 500 basis points above March 2023.

Year to Date Unaudited Results in DHC’s Total SHOP Comparable Properties:

•	Year to date occupancy through April 30, 2023 was 77.4%, 920 basis points below the same period in 2019.

•	Year to date Resident Fees and Services revenue through April 30, 2023 was $363.8 million, $46.7 million below the same period in 2019.

•	Year to date NOI through April 30, 2023 was $25.8 million, $51.4 million below the same period in 2019.

•	Year to date NOI margin through April 30, 2023 was 7.1%, 1,170 basis points below the same period in 2019.

Diversified Healthcare Trust(1)

(dollars in thousands, except average monthly rate)

	2019 Pro Forma (2)					2023
COMPARABLE (3)	Jan	Feb	Mar	Apr	YTD	Jan	Feb	Mar	Apr	YTD

ALR/Five Star Managed Communities
Number of Properties	117	117	117	117	117	117	117	117	117	117
Number of Units	17,006	17,006	17,006	17,006	17,006	17,006	17,006	17,006	17,006	17,006
Occupancy	88.0%	88.0%	88.0%	88.0%	88.0%	78.0%	77.9%	78.5%	78.7%	78.3%
Average Monthly Rate	$4,709	$5,099	$4,723	$4,833	$4,834	$4,278	$4,907	$4,384	$4,541	$4,517

Residents Fees and Services	$72,761	$71,079	$72,954	$72,277	$289,071	$58,695	$60,666	$60,434	$60,769	$240,564
Property Operating Expenses	(57,167)	(53,410)	(59,496)	(56,988)	(227,061)	(52,606)	(51,786)	(54,777)	(50,892)	(210,061)
NOI (4)	$15,594	$17,669	$13,458	$15,289	$62,010	$6,089	$8,880	$5,657	$9,877	$30,503
NOI Margin	21.4%	24.9%	18.4%	21.2%	21.5%	10.4%	14.6%	9.4%	16.3%	12.7%

Other Operator Managed Communities
Number of Properties	107	107	107	107	107	107	107	107	107	107
Number of Units	7,190	7,190	7,190	7,190	7,190	7,190	7,190	7,190	7,190	7,190
Occupancy	82.6%	82.7%	82.7%	82.6%	82.7%	73.8%	75.4%	75.7%	76.5%	75.4%
Average Monthly Rate	$5,870	$6,325	$5,908	$6,025	$6,025	$5,662	$5,941	$5,661	$5,674	$5,730

Residents Fees and Services	$30,546	$29,738	$30,769	$30,333	$121,386	$30,872	$29,871	$31,531	$30,938	$123,212
Property Operating Expenses	(26,941)	(24,769)	(27,953)	(26,475)	(106,138)	(33,178)	(30,239)	(32,697)	(31,766)	(127,880)
NOI (4)	$3,605	$4,969	$2,816	$3,858	$15,248	$(2,306)	$(368)	$(1,166)	$(828)	$(4,668)
NOI Margin	11.8%	16.7%	9.2%	12.7%	12.6%	(7.5)%	(1.2)%	(3.7)%	(2.7)%	(3.8)%

Total SHOP Comparable
Number of Properties	224	224	224	224	224	224	224	224	224	224
Number of Units	24,196	24,196	24,196	24,196	24,196	24,196	24,196	24,196	24,196	24,196
Occupancy	86.6%	86.6%	86.6%	86.6%	86.6%	76.8%	77.2%	77.6%	78.0%	77.4%
Average Monthly Rate	$5,002	$5,408	$5,021	$5,133	$5,134	$4,671	$5,206	$4,751	$4,869	$4,866

Residents Fees and Services	$103,307	$100,817	$103,723	$102,610	$410,457	$89,567	$90,537	$91,965	$91,707	$363,776
Property Operating Expenses	(84,108)	(78,179)	(87,449)	(83,463)	(333,199)	(85,784)	(82,025)	(87,474)	(82,658)	(337,941)
NOI (4)	$19,199	$22,638	$16,274	$19,147	$77,258	$3,783	$8,512	$4,491	$9,049	$25,835
NOI Margin	18.6%	22.5%	15.7%	18.7%	18.8%	4.2%	9.4%	4.9%	9.9%	7.1%

(1)	The below information regarding DHC’s SHOP segment results for April 2023 and year to date 2023, and on a pro forma basis for the 2019 periods indicated, reflects preliminary estimates with respect to certain results of DHC for such periods, based on currently available information. Because the quarterly financial close process and review for those periods are not yet complete, DHC’s final results upon completion of its quarterly close process and review may vary from these preliminary estimates.

(2)	Many of the senior living communities currently operated on DHC’s behalf in its SHOP segment were leased in 2019. DHC believes pro forma operating results are a meaningful supplemental performance measure as they present historical community level operating results regardless of the form of contractual arrangements. The table presents pro forma residents fees and services revenue, pro forma property operating expenses and pro forma NOI as if the communities had been managed for DHC’s account throughout all periods presented to assist in understanding community level operating results.

(3)	Comparable properties consist of properties owned and in service continuously since January 1, 2019; excludes properties classified as held for sale, closed or out of service and communities previously leased to operators that did not provide monthly financial results.

(4)	The calculation of NOI shown below excludes certain components of net income (loss) in order to provide results that are more closely related to DHC's property level results of operations. DHC defines NOI as income from its real estate less its property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that DHC records as depreciation and amortization. DHC calculates comparable property NOI in the same manner that it calculates the corresponding NOI amount, except that it only includes comparable properties in calculating comparable property NOI. DHC uses NOI and comparable property NOI to evaluate individual and company wide property level performance. Other real estate companies and real estate investment trusts, or REITs, may calculate NOI and comparable property NOI differently than DHC does.

Calculation and Reconciliation of NOI and Comparable Property NOI for SHOP Segment

(dollars in thousands)

	For the Four Months Ended
	4/30/2019			4/30/2023
Calculation of NOI:	SHOP	Restructuring Transaction	Pro Forma	SHOP
Rental income	$50,313	$(50,313)	$-	$-
Residents fees and services	144,363	273,509	417,872	373,841
Property operating expenses	(114,023)	(226,025)	(340,048)	(347,134)
NOI	80,653	(2,829)	77,824	26,707

Reconciliation of NOI to Comparable Property NOI:
NOI	$80,653	$(2,829)	$77,824	$26,707
NOI of properties not included in comparable results	(1,375)	809	(566)	(872)
Comparable Property NOI	$79,278	$(2,020)	$77,258	$25,835

		For the Four Months Ended
		4/30/2019			4/30/2023
		SHOP	Restructuring Transaction	Pro Forma	SHOP
	Revenues:
	Rental income	$50,313	$(50,313)	$-	$-
	Residents fees and services	144,363	273,509	417,872	373,841
	Total revenues	194,676	223,196	417,872	373,841

	Expenses:
	Property operating expenses	114,023	226,025	340,048	347,134
	Depreciation and amortization	42,355	-	42,355	56,330
	Impairment of assets	6,206	-	6,206	3,617
	Total expenses	162,584	226,025	388,609	407,081

	Gain on sale of properties	-	-	-	1,233
	Interest expense	(1,042)	-	(1,042)	(414)
	Net income (loss)	31,050	(2,829)	28,221	(32,421)

Add (less):	Interest expense			1,042	414
	Depreciation and amortization			42,355	56,330
	Impairment of assets			6,206	3,617
	Gain on sale of properties			-	(1,233)
	NOI			77,824	26,707
	NOI of properties not included in comparable results			(566)	(872)
	Comparable property NOI			$77,258	$25,835

About Diversified Healthcare Trust:

DHC is a real estate investment trust focused on owning high-quality healthcare properties located throughout the United States. DHC seeks diversification across the health services spectrum by care delivery and practice type, by scientific research disciplines and by property type and location. As of March 31, 2023, DHC’s approximately $7.1 billion portfolio included 376 properties in 36 states and Washington, D.C., occupied by approximately 500 tenants, and totaling approximately 9 million square feet of life science and medical office properties and more than 27,000 senior living units. DHC is managed by The RMR Group (Nasdaq: RMR), a leading U.S. alternative asset management company with more than $37 billion in assets under management as of March 31, 2023 and more than 35 years of institutional experience in buying, selling, financing and operating commercial real estate. To learn more about DHC, visit www.dhcreit.com.

Warning Concerning Forward-Looking Statements

This press release contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever DHC uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, it is making forward-looking statements. These forward-looking statements are based upon DHC’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by DHC’s forward-looking statements as a result of various factors. For example: (a) the information regarding DHC’s SHOP segment results provided in this press release reflects certain preliminary estimates based on currently available information, and DHC’s final results upon completion of its quarterly financial close process and review may vary from these preliminary estimates, and as a result, the information provided herein may not provide a meaningful measure of DHC’s SHOP segment results as expected; (b) Ms. Francis's statement regarding improvement in the operating performance of DHC's SHOP communities may imply that the operating performance of these communities will continue to improve; however, the pace of the recovery of DHC’s SHOP segment is inconsistent and difficult to predict and subject to various uncertainties, risks and other factors beyond DHC’s control, such as the continuing impact of the Covid-19 pandemic, as well as the current economic and market conditions, and DHC may not realize continued improvement in its SHOP segment, and the operating performance of DHC’s SHOP communities may decline; and (c) Ms. Francis states in this press release that DHC is confident the merger with Office Properties Income Trust, or OPI, is the best path forward for DHC; however, the closing of the merger is subject to the satisfaction or waiver of closing conditions, and DHC cannot be sure that any or all of these conditions will be satisfied or waived, and accordingly, the merger may not close on the contemplated terms or at all or it may be delayed, and if merger does close, DHC may not realize the benefits from the merger that it currently expects.

The information contained in DHC's filings with the SEC, including under “Risk Factors” in DHC's periodic reports, or incorporated therein, identifies important factors that could cause DHC's actual results to differ materially from those stated in or implied by DHC's forward-looking statements. DHC's filings with the SEC are available on the SEC's website at www.sec.gov.

You should not place undue reliance upon DHC’s forward-looking statements. Except as required by law, DHC does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Important Additional Information About the Merger

In connection with the proposed merger, OPI has filed a registration statement on Form S-4 with the SEC, containing a preliminary prospectus and related materials to register OPI’s common shares of beneficial interest, $.01 par value per share, to be issued in the merger. DHC and OPI intend to file a definitive joint proxy statement/prospectus and other documents concerning the merger with the SEC. The proposed transaction involving DHC and OPI will be submitted to DHC’s and OPI’s shareholders for their consideration. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT DHC, OPI AND THE MERGER. When available, the relevant portions of the joint proxy statement/prospectus will be mailed to DHC’s and OPI’s shareholders. Investors will also be able to obtain copies of the registration statement and the joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s website (www.sec.gov). Additional copies of documents filed by DHC with the SEC may be obtained for free on DHC’s Investor Relations website at www.dhcreit.com/investors or by contacting the DHC Investor Relations department at 1-617-796-8234.

In addition to the registration statement and joint proxy statement/prospectus filed or expected to be filed, DHC files annual, quarterly and current reports and other information with the SEC. DHC’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval in any jurisdiction with respect to the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

DHC and certain of its trustees and executive officers, OPI and certain of its trustees and executive officers, and The RMR Group LLC, the manager of DHC and OPI, and its parent and certain of their respective directors, officers and employees may be deemed to be participants in the solicitation of proxies from DHC’s and OPI’s shareholders in connection with the merger. Certain information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of DHC’s and OPI’s shareholders in connection with the merger and a description of their direct and indirect interests are and will be set forth in the registration statement and the joint proxy statement/prospectus when filed with the SEC. Information about DHC’s trustees and executive officers is included in the proxy statement for DHC’s 2023 annual meeting of shareholders, which was filed with the SEC on April 20, 2023. Information about OPI’s trustees and executive officers is included in the proxy statement for OPI’s 2023 annual meeting of shareholders, which was filed with the SEC on April 6, 2023. Copies of the foregoing documents may be obtained as provided above. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Contact: Melissa McCarthy, Manager, Investor Relations (617) 796-8234

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